SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               September 30, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

    United States                33-95714                         22-2716130
    United States                33-99442-01                      22-2716130
    -------------                -----------                  ------------------
   (State or other              (Commission                   (I.R.S. Employer
   Jurisdiction of              File Number)                 Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events
  The Registrant hereby incorporates by reference the information contained in
                 Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
                         See separate index to exhibits.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)

       Dated: October 30, 2000                           By:  Donald K. Truslow
                                                         Title: Comptroller

                                INDEX TO EXHIBITS

       Exhibit
       Number                                             Exhibit

        28.1          Series 1995-1 Monthly Servicing Certificate - September 30, 2000
        28.2          Monthly Series 1995-1 Certificateholders' Statement - September 30, 2000
        28.3          Series 1999-1 Monthly Servicing Certificate - September 30, 2000
        28.4          Monthly Series 1999-1 Certificateholders' Statement - September 30, 2000
        28.5          Series 1999-2 Monthly Servicing Certificate - September 30, 2000
        28.6          Monthly Series 1999-2 Certificateholders' Statement - September 30, 2000
        28.7          Series 2000-1 Monthly Servicing Certificate - September 30, 2000
        28.8          Monthly Series 2000-1 Certificateholders' Statement - September 30, 2000